Exhibit 10.17

Subscription Agreement
Atlas Minerals Inc.,
A Colorado Corporation

Atlas Minerals Inc. (the “Company”) is offering to sell to the undersigned investor, Thomas G. Kiser, one hundred thousand (100,000) shares of common stock of the Company $.01 par value ("the Shares") for an aggregate purchase price of $25,000.

Representations and Warranties:

In connection with the delivery of the Shares, the undersigned hereby represents and warrants to the Company that:

1.   The undersigned understands that the Shares offered hereunder have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission nor has the Securities and Exchange Commission or any State Securities Commission passed upon the accuracy of any information provided to the undersigned or made any finding or determination as to the fairness of the offering of the Shares of the Company.

2.   The undersigned affirms that all information that the undersigned has provided to the Company either directly, or indirectly, concerning the undersigned, the undersigned’s financial position and the undersigned’s knowledge of financial and business matters is accurate and complete as of the date of this agreement.

3.   The undersigned is purchasing the Shares from the Company for the undersigned’s own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating directly or indirectly in a distribution of the Shares or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

4.   The undersigned believes that, based on the undersigned’s business experience as an accredited investor and based on the undersigned’s economic bargaining power, the undersigned has been provided with all information or been given access to all information with respect to the Company, the planned future activities of the Company, its capital needs, its prospects for failure and success, and all such other factors that the undersigned considers material which might affect the undersigned’s decision whether to purchase the Shares on the undersigned’s behalf.

5.   The undersigned has met and had conversations with certain of the Company’s officers and shareholders, and has had the opportunity to ask questions of, and receive answers from, such persons concerning all aspects of the Company, including, without limitation, the Distribution of share ownership and the proposed use of proceeds from the sale of the Shares. The undersigned fully understands that this Offering has not been registered under the Securities Act of 1933, as amended (“the 1933 Act”), and in reliance upon exemptions therefrom, and accordingly, to the extent that the undersigned is not supplied with information which would have been contained in a registration statement filed under the Securities Acts, the undersigned must rely upon the undersigned’s own access to such information.

6.   The undersigned has the right, power and authority to effect the purchase of the Shares and the purchase of the Shares does not violate any agreement, understanding or arrangement that the undersigned may have with any other party.

7.   The undersigned has previously invested in securities which were restricted as to their transfer and has reviewed and understands Rule 144 of the 1933 Act.

8.   The undersigned is an accredited investor, as such term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission (the “Commission”) under the 1933 Act. The undersigned understands the risk of this investment, and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares.

9.   The undersigned is not investing in the Shares based upon any representation, oral or written, by any person with respect to the future value, if any, of, or the income, if any, from the Shares. The undersigned has made an independent examination of, and judgment with respect to, the Company’s prospects and the Shares. The undersigned has been advised by the Company that the undersigned should consult with the undersigned’s legal and financial advisors with respect to the investment in the Shares offered by the Company.

10.   The undersigned is a resident of the State of Florida.

11.   The undersigned acknowledges that the undersigned must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares will be (i) sold without registration under any state or federal law relating to the registration of securities for sale; (ii) issued and sold in reliance on the exemption from registration provided by State securities laws and (iii) issued and sold in reliance on exemptions from registration provided by the 1933 Act and the General Rules and Regulations of the Commission promulgated thereunder.

12.   The undersigned will in any event offer, sell, pledge, convey or otherwise transfer the Shares or any portion thereof, only if (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; and (ii) the undersigned has furnished evidence satisfactory to the Company of compliance with the laws of such jurisdictions which, in the opinion of the Company, may be applicable, it being understood that the Company shall be entitled to require and rely upon an opinion of counsel satisfactory to it with respect to compliance with said laws.

13.   The undersigned is aware that the Company will be under no obligation and has no intention to register the Shares or any portion thereof, or to comply with any exemption available for the offer or sale of the Shares or any portion thereof, without registration, and that the information and conditions necessary to permit routine sales of the Shares, or any portion thereof, under Rule 144 of the 1933 Act are not now available and may not become available, and the Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares or any portion thereof.

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14.   The undersigned understands that a restrictive legend in substantially the following form will be imprinted on the certificates evidencing the Shares and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Shares on the transfer records of the Corporation or its transfer agent.

“The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the “1933 Act”). The Securities have been acquired for investment and may not be sold, transferred, pledged or otherwise disposed of in the absence of an effective Registration Statement for the securities under the 1933 Act or an opinion of counsel satisfactory to the issuer that the proposed disposition of the securities will not violate Section 5 of the 1933 Act.”

15.   The undersigned understands that the Shares are a highly speculative investment involving a high degree of risk and are suitable only for persons of substantial means who have no need for liquidity with respect to their investment in the Shares and who can afford a total loss of their entire investment without hardship.

16.   The undersigned is not aware of any remuneration or commission which is to be paid to any person, directly or indirectly, in connection with soliciting the purchase of the Shares.

17.   The undersigned understands that the undersigned or the undersigned’s representatives have been and will continue to be provided with access to the Company’s financial records.

18.   The undersigned shall indemnify and hold harmless the Company, its officers, directors and employees and any of its professional advisors, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by the undersigned herein, any breach of any of the undersigned’s representations or warranties made herein, or the undersigned’s failure to fulfill any of its covenants or agreements herein.

19.   The information about the Company which has been disclosed to the undersigned in connection with the undersigned’s purchase of the Shares is deemed to be “Confidential Information” of the Company, and the undersigned represents and warrants to, and hereby agrees with, the Company, that unless the Company has consented in writing to the contrary, the undersigned will use the undersigned’s best efforts not to disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to the undersigned, except any part thereof (i) which may be in the public domain, or (ii) which may be independently disclosed to the undersigned by any third party not itself in a confidential relationship with the Company, or (iii) which may already be in possession (otherwise than through disclosure by the Company or by any third party that is in a confidential relationship with the Company) of the undersigned, or (iv) which the undersigned may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this paragraph shall be terminated and be of no force or effect with respect to any such Confidential Information upon such Confidential Information becoming a part of the public domain through action by anyone other than the undersigned. The representations, warranties, acknowledgments and covenants made by the undersigned herein extend to and apply to all of the Shares acquired by the undersigned. Execution of the documents evidencing the transfer of the Shares shall constitute a confirmation by the undersigned that all of the representations, warranties and covenants made herein shall be true and correct at such time.

20.   Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below or at such address which party may designated by ten (10) days advance written notice to the other party.

21.   Applicable Law. This agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

22.   Arbitration. The undersigned acknowledges and agrees that any controversy or claim arising our of or relating to this investment, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

23.   Headings. The headings used in this document are for organizational purposes only and should not be interpreted as altering in any way or eliminating provisions contained herein.

24.   Prior Documents Provided to Investor. This document is the only document which you should review regarding our business. Any and all previous documents, including offering circulars, prospectuses, business descriptions, subscription documents or other documents previously provided to you are inapplicable to our business and should not be relied upon.

25.   Entire Agreement. This agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supercedes any prior understandings, whether oral or written.

Notice to Residents of All States:
IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Executed this 9th day of September, 2003.

Name of Purchaser
By: Thomas G. Kiser
Signed: /s/ Thomas G. Kiser
Tax ID or Social Security Number ###-##-####
Executed at Clearwater Fl.
on this 9th day of September, 2003.

Atlas Minerals Inc.
Accepted By: Gary E. Davis
Signed: /s/ Gary E. Davis
Title: President
Executed at Lakewood, Colorado
on this 9th day of September, 2003.